PROSPECTUS

                                  ADVISOR CLASS

                           The Potomac U.S./Short Fund

                             100 South Royal Street
                           Alexandria, Virginia 22314

                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                 (800) 851-0511

    Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the
          Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
         Any representation to the contrary is a criminal offense.

                                 January 2, 2001


                                TABLE OF CONTENTS

THE POTOMAC U.S./SHORT FUND...................................................2
   Investment Techniques and Policies.........................................2
   Risk Factors...............................................................3
   Performance of the Fund....................................................4
   Fees and Expenses of the Fund..............................................5
About Your Investment.........................................................7
   Share Prices of the Fund...................................................7
   Rule 12b-1 Fees............................................................7
   How to Invest in the Potomac Funds.........................................8
   How to Sell Shares of the Fund.............................................9
   Account and Transaction Policies..........................................10
Additional Information.......................................................11
   Management of the Funds...................................................11
   Distributions and Taxes...................................................11
   Master/Feeder Structure Option............................................12
   Financial Highlights......................................................13
MORE INFORMATION ON THE POTOMAC FUNDS........................................14

         This Prospectus offers the Advisor Class shares of the Potomac U.S./Short Fund (the Fund). The Fund is made available exclusively through your investment advisor, bank, trust company or other authorized representative (Financial Advisor).

         The Fund is designed to provide investment results that are the inverse of the return of the Standard & Poor's 500 Composite Stock Price IndexTM (S&P 500 Index).

         To achieve these results, the Fund uses aggressive investment techniques such as engaging in futures and options transactions. As a result, the Fund is designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Fund will achieve its objectives.

                           THE POTOMAC U.S./SHORT FUND

OBJECTIVE:

         The POTOMAC U.S./SHORT FUND seeks to provide investment returns inverse to the performance of the S&P 500 Index. If it is successful in meeting its objective, the net asset value of the Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares in the Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.

CORE INVESTMENTS:

         Unlike traditional index funds, the Fund does not invest directly in the securities of the companies that comprise the S&P 500 Index. Rather, the Fund enters into short positions in Standard & Poor's Depositary Receipts (SPDRs) (which are publicly-traded index securities based on the S&P 500 Index), options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX:

         The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange (NYSE). Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

INVESTMENT TECHNIQUES AND POLICIES

         Rafferty Asset Management, LLC (Rafferty), the investment advisor to the Fund, uses a number of investment techniques in an effort to achieve the stated goal for the Fund. The Fund is managed to provide returns inverse (opposite) of the return of the S&P 500. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments the Fund makes and techniques it employs. As a consequence, if the Fund is performing as designed, the return of the target index will dictate the return for the Fund.

         While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of the Fund and the performance of its target index), certain factors will tend to cause the Fund's investment results to vary from the stated objective. During periods of market volatility, the Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. Even if the Fund meets its daily targets over a period of time, it will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market and the effects of inverse correlation as the Fund attempts to meet its' investment objective.

         It is the policy of the Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. The Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for the Fund to achieve its stated investment objective anytime its assets fall below $2 million, Rafferty may invest assets of the Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the appropriate investments. As a result, the Fund may not achieve its investment objective during this period. To find out if the Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.


RISK FACTORS

         An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES:

The Fund may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Fund invests will cause the net asset value of the Fund to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, the Fund's short-term performance will reflect such deviation from its target index.

INVERSE CORRELATION RISK:

The Fund is negatively correlated to its target index and should lose money when its target index rises - a result that is the opposite from traditional equity mutual funds. Because the Fund seeks daily returns inverse to its target index, the difference between the Fund's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

RISK OF POOR TRACKING:

Several factors may affect the Fund's ability to achieve a high level of correlation to its targeted return on a daily basis. During periods of market volatility, the Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A failure to achieve its targeted return on a daily basis may cause the Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS:

In certain circumstances, an exchange may halt trading in securities held by the Fund. If such trading halts are instituted at the close of a trading day, the Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, the Fund also may be unable to accurately price its outstanding contracts. If the Fund is affected by such a halt, it may reject investors' orders for purchases, redemptions, or exchanges received earlier during the business day.

RISK OF EARLY CLOSING:

The normal close of trading of securities listed on the NASDAQ Stock Market and NYSE is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in the trading day the Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER:

Rafferty expects a significant portion of the Fund's assets to come from professional money managers and investors who use the Fund as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund's portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, large movements of assets into and out of the Fund may negatively impact its abilities to achieve the investment objectives or the level of operating expenses.

RISK OF NON-DIVERSIFICATION:

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

PERFORMANCE OF THE FUND

         The Advisor Class of the Fund does not have performance history of its own. Accordingly, the annual performance illustrated in the bar chart and tables below represents the actual historical performance for the Fund's Investor Class of shares, which is not offered in this Prospectus. Because the Investor Class had lower expenses, its performance was higher than the Advisor Class of the Fund would have received in the same time period.

         The tables below provide some indication of the risks of an investment in the Fund by comparing the performance of the Investor Class with a broad measure of market performance and by illustrating its highest and lowest quarterly returns. Because this information is based on past performance, it's not a guarantee of future results.

               1998          1999         2000
              -23.13%       -14.44%       9.72%

The highest and lowest returns of the Fund for a quarter during the three calendar years ended December 31, 2000 were as follows:

     Fund           Highest Quarterly Return (%)     Lowest Quarterly Return (%)

U.S./Short Fund     11.00 (3rd Quarter 1998)         -17.52 (4th Quarter 1998)

The table below shows what the Fund's average annual total returns would equal if you average out actual performance over various lengths of time.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2000):

     Fund                One Year (%)         Since Inception (%)+

U.S./Short Fund            9.72                   -11.52
S&P 500 Index*            -9.10                    13.37

+ The Investor Class of the Fund commenced operations on November 7, 1997.
* The S&P 500 is an unmanaged index of 500 U.S. Stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.


FEES AND EXPENSES OF THE FUND

         The tables below describe the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Fund. The Other Expenses below are based on estimated expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
================================================================================
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases (as a % of
offering price)...........................................      None

Maximum Deferred Sales Charge (as a % of original purchase
price or sales proceeds, whichever is less)...............      None

Wire Redemption Fee.......................................      $15.00
================================================================================

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees                                   0.90%

Distribution (12b-1 Fees)                         1.00%

Other Expenses*                                   1.00%
                                                  -----

Total Annual Operating Expenses                   2.90%

Fee Waiver and/or Reimbursement                   0.25%
                                                  -----

Net Expenses                                      2.65%

* Based on estimated Advisor Class expenses to be incurred in the first year of operations. Rafferty Asset Management, Inc. has contractually agreed to reimburse the Fund for Other Expenses through August 31, 2003 to the extent that Total Annual Fund Operating Expenses exceed 2.65% for the Fund. If overall expenses fall below these percentage limitations, then the Fund may reimburse Rafferty within the following three fiscal years.

EXPENSE EXAMPLE:

         The table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in the Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same through the first and third years. The expenses shown for the first and third years are calculated based on the Net Expenses shown above, taking into account any fee waivers and expense reimbursements. For the other years, the expenses are based on Total Annual Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year            3 Years          5 Years           10 Years
         -------------------------------------------------------------

         $268              $823             $1,458            $3,166

                              ABOUT YOUR INVESTMENT

SHARE PRICES OF THE FUND

         The Fund's share price is known as its net asset value (NAV). The share prices are calculated fifteen minutes after the close of regular trading, usually as of 4:15 pm Eastern Time, each day the New York Stock Exchange (NYSE) is open for business. Share price is calculated by dividing the Fund's net assets by its shares outstanding. The Fund uses the following methods to price securities held in its' portfolio:

         o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask

         o   options on futures are valued at their closing price

         o short-term debt securities and money market securities are valued using the "amortized" cost method

         o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees

ADVISOR CLASS:

         The Advisor Class is made available through your investment advisor, bank, trust company or other authorized representative (Financial Advisor). As an investor in the Advisor Class, you pay no sales charges. However, Advisor Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. Under an agreement with the Fund, your Financial Advisor may receive these fees from the Fund. In exchange, your Financial Advisor may provide a number of services, such as:

             o   placing your orders and issuing confirmations,

             o providing investment advice, research and other advisory services,

             o   handling correspondence for individual accounts,

             o acting as the sole shareholder of record for individual shareholders,

             o   issuing shareholder statements and reports and

             o   executing daily investment "sweep" functions.

         For more specific information on these and other services, you should speak to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

RULE 12B-1 FEES

         The Fund has adopted a distribution plan under Rule 12b-1. The Plan allows the Fund to pay distribution and sales fees for the sale of the Fund's shares and for other shareholder services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         The Potomac Funds' Board of Trustees has authorized the Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Fund.

HOW TO INVEST IN THE POTOMAC FUNDS

         You may invest in the Fund through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and description of any services fees for retirement accounts are available directly from the Fund. You may invest directly with the Fund or through certain brokers or dealers. Any transaction effected through a broker or dealer may be subject to a processing fee.

MINIMUM INVESTMENT:

     The table below sets forth the minimum initial and subsequent investments in the Fund.

================================================================================
                            Minimum Initial Investment     Subsequent Investment
--------------------------------------------------------------------------------

Regular Accounts                    $10,000                        $1,000

Retirement Accounts                 $10,000                        $       0
--------------------------------------------------------------------------------

     Rafferty may waive these minimum requirements at its discretion. Contact Rafferty or your Financial Advisor for further information.

PURCHASING SHARES:

     BY MAIL
     -------

o   Complete and sign your Account Application.

o   Tell us which Fund, the class of shares and the amount you wish to invest.

o Mail your check (payable to "Potomac Funds") along with the completed Account Application to:

   Regular Mail                            Express/Overnight Mail
   ------------                            ----------------------

   Potomac Funds                           Potomac Funds
   c/o Firstar Mutual Fund Services, LLC   c/o Firstar Mutual Fund Services, LLC
   P.O. Box 1993                           Mutual Fund Services - 3rd Floor
   Milwaukee, Wisconsin 53201-1993         615 East Michigan Street
                                           Milwaukee, Wisconsin 53202

o Cash, credit cards, credit card checks and third-party checks will not be accepted by the Fund.

o   All purchases must be made in U.S. Dollars through a U.S. bank.

o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

o You will receive written confirmation by mail, but we do not issue share certificates.

     BY BANK WIRE TRANSFER
     ---------------------

     o Call the Potomac Funds' Transfer Agent at (800) 851-0511 to receive your account number.

     o   Wire your payment through the Federal Reserve System as follows:

                  Firstar Bank, N.A.
                  777 East Wisconsin Avenue
                  Milwaukee, Wisconsin 53202
                  ABA number 0420-00013
                  For credit to Firstar Mutual Fund Services, LLC
                  Account Number 112-952-137
                  For further credit to the Potomac Funds
                  (Your name)
                  (Your account number)
                  (Name of Fund(s) and Class(es) to purchase)

     o   Your bank may charge a fee for such services.

     o Once you have wired your investment, mail your completed and signed Account Application to the Potomac Funds.


     o   Wire orders will only be accepted from 9:00 a.m. to 3:40 p.m. Eastern
         Time.

     BY CONTACTING YOUR FINANCIAL ADVISOR
     ------------------------------------

     o   Contact your Financial Advisor.

     o Your Financial Advisor will help you complete the necessary paperwork, mail your Account Application to the Potomac Funds and place your order to purchase shares of the Fund.

HOW TO SELL SHARES OF THE FUND

You may sell all or part of your investment in the Fund at the next determined net asset value after we receive your order.

     GENERALLY
     ---------

     o You normally will receive proceeds from any sales of Fund shares within seven days from the time the Fund receives your request in good order.

     o For investments that have been made by check, payment on sales requests may be delayed until the Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

     o Your proceeds will be sent to the address or wired to the bank listed on your Account Application.

     o Your request will be processed the same day if you call between 9:00 am and 3:55 p.m. Eastern time (or 1:00 p.m. for the Money Market Fund).

     BY TELEPHONE OR BY MAIL
     -----------------------

     o   Call or write the Fund (see the address and telephone number above).

     o You may only sell shares of the Fund by telephone if you selected that option on your Account Application.

     o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

     BY WIRE TRANSFER
     ----------------

     o   Call the Potomac Funds.

     o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

     o   You must wire transfer at least $5,000.

     o You will be charged a wire transfer fee of $15.00 in addition to any charges imposed by your bank. o Your proceeds will be wired only to the bank listed on your Account Application.

     THROUGH YOUR FINANCIAL ADVISOR
     ------------------------------

     o   Contact your Financial Advisor.

     o   He or she will place your order to sell shares of the Fund.

     o Payment can be directed to your advisory or brokerage account normally within three days after your Financial Advisor places your order.


--------------------------------------------------------------------------------
ACCOUNT AND TRANSACTION POLICIES
--------------------------------------------------------------------------------

ORDER POLICIES:

         You may buy and sell shares of the Fund at its NAV computed after your order has been received in good order. Purchase and sell orders will be processed the same day at that day's NAV if received by 3:55 p.m. Eastern Time. The Fund will not accept and process any orders for that day received after this time.

         There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend offering of its' shares.

TELEPHONE TRANSACTIONS:

         For your protection, the Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES:

         In certain instances when you sell shares of the Fund, we will need your signature guaranteed. Signatures guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

     o   if your account registration or address has changed in the last 30 days

     o if the proceeds of your sale are mailed to an address other than the one listed with the Fund

     o   if the proceeds are payable to a third party

     o   if the sale is greater than $100,000

     o   if the wire instructions on the account are being changed

     o if there are other unusual situations as determined by the Fund's Transfer Agent

LOW BALANCE ACCOUNTS:

         If your total account balance falls below $10,000, then we may sell your shares of the Fund. We will inform you in writing 30 days prior to selling shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell shares and send you the proceeds. We will not sell shares if your account value falls due to market fluctuations.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR:

         Rafferty Asset Management, LLC (Rafferty) provides investment services to the Fund. Rafferty attempts to manage the investment of the Fund's assets consistent with its' investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1311 Mamaroneck Avenue, White Plains, New York 10605.

Under an investment advisory agreement between the Fund and Rafferty, the Fund pay Rafferty 0.90% at an annualized rate based on a percentage of the Fund's daily net assets.

PORTFOLIO MANAGEMENT:

         An investment committee of Rafferty employees has the day-to-day responsibility for managing the Fund.


DISTRIBUTIONS AND TAXES

DISTRIBUTIONS:

         The Fund distributes dividends from net investment income annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

         The Fund also distributes any realized net capital gains annually. The Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long the Fund has held the asset. Distributions of net gains on the sale of an asset held for one year or less are taxed as ordinary income. Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and net capital gains will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at the Fund's then current NAV and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES:

     The following table illustrates the potential tax liabilities for taxable accounts:


     Type of Transaction                          Tax Status*
     ---------------------------------------------------------------------------
     Dividends                                    Ordinary income rate
     Short-term capital gains                     Ordinary income rate
     Long-term capital gains                      Long-term capital gains rate
     Sale or exchange of Fund shares owned        Long-term capital gains or
     for more than one year                       losses(capital gains rate)
     Sale or exchange of Fund shares              Gains are taxed at the same
     owned for less than one year                 rate as ordinary income;
                                                  losses are subject to special
                                                  rules
     ===========================================================================

     * Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

         If you are a non-retirement account holder, then each year, we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of these distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

         If you are a non-corporate shareholder and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 31% of all dividends, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 31% of your distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Fund by the IRS.

--------------------------------------------------------------------------------
MASTER/FEEDER STRUCTURE OPTION
--------------------------------------------------------------------------------

         The Fund may in the future operate under a master/feeder structure. This means that the Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Fund without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Fund, which was the only class of the Fund outstanding for the periods indicated. The information in the table has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). More information about the Fund may be found in its Annual and Semi-Annual Reports, which you may obtain upon request.



                                                For a fund share outstanding throughout the period
                                                                 U.S./Short Fund7
                                                                  Investor Class
Potomac Funds
                                                 Year Ended       Year Ended     November 7, 19971
                                               August 31, 2000  August 31, 1999  to August 31, 1998
                                               ---------------  ---------------  ------------------
Per Share Data:
Net Asset Value, Beginning of Period                $34.39           $47.30          $50.00
                                                    ------           ------          ------
Income (Loss) from Investment Operations:
Net investment income (loss)4                       0.70 10           1.05             1.15
Net realized and unrealized gain (loss) on
  investments6                                       (5.76)          (13.91)         (3.85)
                                                      -----           ------           ----
    Total from investment operations                 (5.06)          (12.86)         (2.70)
                                                      -----           ------           ----
Less distributions:
Dividends from net investment income                    - -              - -            - -
Distributions from realized gains                       - -           (0.05)            - -
                                                        ---            ----             ---
    Total distributions                                 - -           (0.05)            - -
                                                        ---           ------            ---
Net Asset Value, End of Period                       $29.33           $34.39         $47.30
                                                     ======           ======         ======

Total Return                                       (14.71%)         (26.77%)        (5.40%)2
Supplemental Data and Ratios:
Net assets, end of period                        $1,964,139       $4,392,851     $7,768,652
Ratio of net expenses to average net assets:
   Before expense reimbursement                       2.28%            1.90%          5.29%3
   After expense reimbursement                        1.62%8           1.64%          1.57%3
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement                        1.46%            2.23%         (0.46%)3
  After expense reimbursement                         2.12%9           2.49%           3.26%3
Portfolio turnover rate5                               781%               0%              0%

1   Commencement of operations.
2   Not annualized.
3   Annualized.
4   Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
5 Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year Investments in options, futures contracts and repurchase agreements are deemed short-term securities.
6 The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
7 The per share data reflects a 1 for 5 reverse stock split which occurred on June 7, 1999.
8 The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the year ended August 31, 2000 was 2.05%.
9 The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended August 31, 2000 was 2.55%.
10 Net investment income before dividends on short positions for the year ended August 31, 2000 was $0.84.

                      MORE INFORMATION ON THE POTOMAC FUNDS


STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI contains more information on the Fund and its' investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS: The Fund's reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund's performance during that period.

CALL OR WRITE TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:

       Write to:    Potomac Funds                        Call:    (800) 851-0511
                    P.O. Box 1993
                    Milwaukee, Wisconsin  53201-1993

These documents and other information about the Fund can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

       Investment Advisor:                     Rafferty Asset Management, LLC
                                               1311 Mamaroneck Avenue
                                               White Plains, NY 10605

       Administrator, Transfer Agent,          Firstar Mutual Fund Services, LLC
       Dividend Paying Agent,                  P.O. Box 1993
       Shareholder Servicing Agent:            Milwaukee, WI 53201-1993

       Custodian:                              Firstar Bank, N.A.
                                               615 East Michigan Street
                                               Milwaukee, WI 53202

       Counsel:                                Kirkpatrick & Lockhart LLP
                                               1800 Massachusetts Avenue, N.W.
                                               Washington, D.C. 20036-1800

       Independent Auditors:                   PricewaterhouseCoopers LLP
                                               100 East Wisconsin Avenue
                                               Milwaukee, WI 53202


                   Rafferty Capital Markets, Inc., Distributor
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

      No person has been authorized to give any information or to make any representation not contained in this Prospectus, or in the SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor.
       This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such an offering may not lawfully be made.


                                                       SEC File Number: 811-8243

                                  POTOMAC FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                             100 South Royal Street
                           Alexandria, Virginia 22314

                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                 (800) 851-0511

The Potomac Funds (the "Trust") is a management investment company, or mutual fund, which currently consist of thirteen separate investment portfolios. This SAI relates to the Investor Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund and Potomac Dow 30(SM)/Short Fund ("Investor Funds"), the Advisor Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Dow 30(SM)/Short Fund, Potomac Small Cap/Short Fund, Potomac Internet/Short Fund, Potomac U.S./Short Fund, and Potomac OTC/Short Fund ("Advisor Funds") and the Broker Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Internet Plus Fund, Potomac Internet/Short Fund, Potomac Dow 30(SM)/Short Fund, Potomac Small Cap/Short Fund, Potomac U.S./Short Fund, and Potomac OTC/Short Fund ("Broker Funds") (collectively, the "Funds").

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, each of which attempts to provide targeted returns to a specific index on a given day. The "plus" fund attempts to provide investment results that correlate to its target index, while the "short" fund attempts to provide investment results that are opposite of the return of its target index. In particular, the Funds below seek the following investment results as compared to their target indices:

FUND                              TARGET INDEX
Potomac Japan Plus Fund           125% of the  performance of the Nikkei 225
                                  Stock Average
Potomac  Japan/Short  Fund        Inverse  (opposite)  of the  Nikkei  225 Stock
                                  Average
Potomac  Internet Plus Fund       125%  of  the  performance  of the  Dow  Jones
                                  Composite Internet Index(SM)
Potomac Internet/Short Fund       Inverse (opposite) of the Dow Jones  Composite
                                  Internet  Index(SM)
Potomac  U.S./Short Fund          Inverse  (opposite) of the Standard & Poor's
                                  00 Composite Stock Price Index(TM)
Potomac OTC/Short Fund            Inverse (opposite)of the Nasdaq 100 Stock
                                  Index(TM)
Potomac Dow 30(SM)/Short Fund     Inverse (opposite) of the Dow Jones Industrial
                                  Average(SM)
Potomac Small Cap/Short Fund      Inverse (opposite) of the Russell 2000 Index

This Statement of Additional Information ("SAI") dated January 2, 2001 is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated January 2, 2001. A copy of the Prospectus is available, without charge, upon request to the Trust at the address or telephone number above.

                                TABLE OF CONTENTS
                                                                            PAGE
THE POTOMAC FUNDS..............................................................3
CLASSIFICATION OF THE FUNDS....................................................3
INVESTMENT POLICIES AND TECHNIQUES.............................................4
     American Depository Receipts ("ADRs").....................................4
     Illiquid Investments and Restricted Securities............................4
     Indexed Securities........................................................5
     Investments in Other Investment Companies.................................6
     Options, Futures and Other Strategies.....................................7
     Repurchase Agreements....................................................13
     Short Sales..............................................................14
     U.S. Government Securities...............................................14
     Other Investment Risks and Practices.....................................15
     Tracking Error...........................................................17
INVESTMENT RESTRICTIONS.......................................................18
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................20
MANAGEMENT OF THE TRUST.......................................................21
     Trustees and Officers....................................................21
     Five Percent Shareholders................................................24
     Investment Adviser.......................................................27
     Fund Administrator, Fund Accountant, Transfer Agent and Custodian........28
     Distributor..............................................................29
     Distribution Plans.......................................................29
     Independent Accountants..................................................30
DETERMINATION OF NET ASSET VALUE..............................................30
PURCHASES AND REDEMPTIONS.....................................................31
     Retirement Plans.........................................................31
     Redemptions by Telephone.................................................32
     Redemption in Kind.......................................................32
     Receiving Payment........................................................32
EXCHANGE PRIVILEGE............................................................33
CONVERSION OF BROKER CLASS SHARES.............................................33
PERFORMANCE INFORMATION.......................................................34
     Comparative Information..................................................34
     Total Return Computations................................................35
     Yield Computations.......................................................
SHAREHOLDER AND OTHER INFORMATION.............................................35
     Shareholder Information..................................................35
     Other Information........................................................36
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................36
     Dividends and Other Distributions........................................36
     Taxes....................................................................36
FINANCIAL STATEMENTS..........................................................40

                                THE POTOMAC FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of thirteen separate series: the Potomac U.S. Plus Fund, the Potomac U.S./Short Fund ("U.S. Short Fund"), the Potomac OTC Plus Fund, the Potomac OTC/Short Fund ("OTC/Short Fund"), the Potomac Dow 30(SM) Plus Fund, the Potomac Dow 30(SM)/Short Fund ("Dow 30/Short Fund"), the Potomac Internet Plus Fund ("Internet Plus Fund"), the Potomac Internet/Short Fund ("Internet Short Fund"), the Potomac Japan Plus Fund ("Japan Plus Fund"), the Potomac Japan/Short Fund ("Japan Short Fund"), the Potomac Small Cap/Short Fund ("Small Cap Short") and the Potomac U.S. Government Money Market Fund. The Trust may offer additional series in the future.

The Funds offers one or more of the following classes of shares: the Investor Class, the Advisor Class and the Broker Class. The Investor Class shares are designed for sale directly for investors without a sales charge. The Advisor Class shares are made available through investment advisers, bank, trust company or other authorized representative without a sales charge but are subject to a 1.00% distribution and service fee. The Broker Class shares are sold through brokers and dealers and are subject to a 5% maximum contingent deferred sales charge ("CDSC") declining over a six-year period.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. The Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond on a given day to a specific target index. The terms "plus" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall strategy.


                           CLASSIFICATION OF THE FUNDS

Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its tax year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objective.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")
-------------------------------------

The OTC/Short Fund, Small Cap/Short Fund, Internet Plus Fund, Internet/Short Fund, Japan Plus Fund and Japan/Short Fund may invest in ADRs. The OTC/Short Fund, Small Cap/Short Fund, Internet/Short Fund and Japan/Short Fund may sell ADRs short.

ADRs are dollar denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

FOREIGN SECURITIES
------------------

The Japan Plus Fund and the Japan/Short Fund (each, a "Japan Fund" and collectively, the "Japan Funds") may invest in ADRs of companies that comprise the Nikkei 225 Index. The Japan Funds also may have indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES
----------------------------------------------

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty") has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES
------------------

Each Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

The U.S./Short Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Dow 30/Short Fund may invest in DIAMONDS(SM). DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust"), which owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the AMEX. An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

An investment in SPDRs and DIAMONDS are considered investments in other investment companies discussed below.

The Japan Funds may invest in currency-indexed securities. These securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the value of a specified foreign currency increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when the value of a specified foreign currency increases, resulting in a security whose price characteristics are similar to a put on the underlying currency.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES
-------------------------------------

GENERAL. Each Fund may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (E.G., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

COVER. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, Firstar Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the Amex Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OTC FOREIGN CURRENCY OPTIONS. OTC foreign currency options that may be used by the Japan Plus Fund and the Japan Short Fund are European-style options. This means that the option is exercisable only immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

To the extent that a Fund enters into futures contracts or options on futures contracts, in each case other than for BONA FIDE hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

FOREIGN CURRENCY STRATEGIES - RISK FACTORS. Each Japan Fund may use options and futures contracts on Japanese Yen, as described above, and forward contracts on Japanese Yen, as described below.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. Dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, each Japan Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, each Japan Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. Each Japan Fund may enter into forward currency contracts to purchase or sell Japanese Yen for a fixed amount of U.S. Dollars. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to each Japan Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Japan Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Japan Fund would in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Japan Fund may be unable to close out a forward currency contract at any time prior to maturity. In either event, a Japan Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Japan Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS
---------------------

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities.

Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SHORT SALES
-----------

The U.S./Short Fund, the OTC/Short Fund, the Dow 30/Short Fund, the Internet/Short Fund, the Small Cap/Short Fund and the Japan/Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short; or
(2) otherwise cover the Fund's short position.

The Internet Plus Fund and the Japan Plus Fund each also may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

U.S. GOVERNMENT SECURITIES
--------------------------

The Funds may invest in Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES
------------------------------------

BORROWING. The Internet Plus Fund and the Japan Plus Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Funds may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

PORTFOLIO TURNOVER. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate.

A Fund's portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

TRACKING ERROR
--------------

Several factors may affect the Funds' ability to track the performance of their applicable indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with that Fund's investment restrictions or policies, or regulatory or tax law requirements; and
(7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its target index.

In the case of the Funds whose net asset values move inversely from their target indices (the U.S./Short Fund, OTC/Short Fund, Dow 30/Short Fund, Internet/Short Fund, Japan/Short Fund, the Small Cap/Short Fund) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund's net asset value by a percentage that is somewhat greater than the percentage that the index's returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund's net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.

                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

EACH FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

         Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

EACH FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except
     (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5, 7, and 8, and (3) the U.S./Short Fund, OTC/Short Fund, Dow 30/Short Fund, Internet/Short Fund, Japan/Short Fund and Small Cap Plus/Short Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

EACH FUND, EXCEPT THE JAPAN PLUS FUND AND THE INTERNET PLUS FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

7. Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of the Fund's total assets, (2) in an amount up to 33 1/3% of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

THE INTERNET PLUS FUND AND JAPAN PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

8. Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales "against the box," obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

THE JAPAN PLUS FUND AND INTERNET PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

9. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

EACH FUND,  EXCEPT THE  OTC/SHORT  FUND,  HAS ADOPTED THE  FOLLOWING  INVESTMENT
LIMITATION:

A Fund shall not:

10. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE OTC/SHORT FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

11. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the Nasdaq Index. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by U.S./Short Fund for the period November 7, 1997 to August 31, 1998, the two fiscal years ended August 31, 2000 were $3,618, $13,861 and $9,287, respectively. Those commissions were paid on brokerage transactions worth $78,849,094, $459,448,390 and $288,108,034, respectively.

Aggregate brokerage commissions paid by OTC/Short Fund for the period October 16, 1997 to August 31, 1998 and for the two fiscal years ended August 31, 2000 were $858, $1,521 and $2,465, respectively. Those commissions were paid on brokerage transactions worth $698,439, $50,906,648 and $192,774,715, respectively.

Aggregate brokerage commissions paid by Internet Plus Fund for the period December 2, 1999 to August 31, 2000 was $84,296. Those commissions were paid on brokerage transactions worth $105,645,646.

Aggregate brokerage commissions paid by Internet/Short Fund for the period December 21, 2000 to August 31, 2000 was $67,700. Those commissions were paid on brokerage transactions worth $174,004,963.

Aggregate brokerage commissions paid by Small Cap/Short Fund for the period December 21, 1999 to August 31, 2000 was $45,782. Those commissions were paid on brokerage transactions worth $580,923,894.



                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
---------------------

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table lists the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years. Unless otherwise noted, an individual's business address is 1311 Mamaroneck Avenue, White Plains, New York 10605.

                                             Position With                         Principal Occupation
            NAME (AGE)                         THE TRUST                          DURING PAST FIVE YEARS
            ----------                         ---------                          ----------------------

Lawrence C. Rafferty* (59)           Chief Executive Officer,        Chairman and Chief Executive Officer of
                                     Chairman of the Board of        Rafferty, 1997-present; Chief Executive Officer
                                     Trustees                        of Rafferty Companies, LLC, 1996-present; Chief
                                                                     Executive Officer of Cohane Rafferty
                                                                     Securities, Inc., 1987-present (investment
                                                                     banking); Chief Executive Officer of Rafferty
                                                                     Capital Markets, Inc., 1995-present; Trustee of
                                                                     Fairfield University.

Jay F. Higgins* (57)                 Trustee                         Managing Partner of CloverLeaf Partners, Inc.,
411 West Putnam Street                                               1992-1997 (investment banking).
Greenwich, CT 06830

Daniel J. Byrne (56)                 Trustee                         President and Chief Executive Officer of Byrne
1325 Franklin Avenue                                                 Securities Inc., 1992-present; Partner of Byrne
Suite 285                                                            Capital Management LLP, 1996-present.
Garden City, NY 11530

Gerald E. Shanley III (56) 12        Trustee                         Business Consultant, 1985-present; Trustee of
First Street                                                         Estate of Charles S. Payson, 1987-present.
Pelham, NY 10803

Daniel D. O'Neill (33)               President                       Managing Director of the Adviser, 1999-present;
                                                                     Portfolio Manager, Hermitage Capital
                                                                     Management, 1998-1999; Associate, Akin, Gump,
                                                                     Stauss, Hauer & Feld, LLP, 1995-1998.

Timothy P. Hagan (59)                Chief Financial Officer         Vice President of Rafferty, 1997-present; Vice
100 S. Royal Street                                                  President of PADCO Advisors, 1993-1997, Vice
Alexandria, VA 22314                                                 President of Money Management Associates,
                                                                     1981-1993.

Philip A. Harding (58)               Senior Vice President           Vice President of the Rafferty, 1997-present;
                                                                     Vice President of Commerzbank (USA), 1995-1997;
                                                                     Senior Vice President of Sanwa Bank (USA),
                                                                     1992-1995.

Mark D. Edwards (44)                 Vice President                  Vice President of Rafferty, 1997 to present;
100 S. Royal Street                                                  President & Co-Founder of Systems Management
Alexandria, VA 22314                                                 Group, 1990-1997.

                                       22

                                             Position With                         Principal Occupation
            NAME (AGE)                         THE TRUST                          DURING PAST FIVE YEARS
            ----------                         ---------                          ----------------------

Stephen P. Sprague (52)              Treasurer,                      Vice President and Chief Financial Officer of
                                     Controller and Assistant        Rafferty, 1997-present; Chief Financial Officer
                                     Secretary                       of Rafferty Companies, LLC, 1994-present; Chief
                                                                     Accountant--International Sub., Goldman Sachs &
                                                                     Co., 1983-1993.

Robert J. Zutz (48)                  Secretary                       Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave.
Washington, DC 20036

Eric W. Falkeis (27)                 Assistant  Secretary            Assistant  Vice  President,  Firstar Mutual Fund
                                                                     615   East   Michigan   Street   Services   LLC,
                                                                     1997-present;  Audit Senior with  Milwaukee,  WI
                                                                     53202 PricewaterhouseCoopers LLP, 1995-1997.
-----------------

* Messrs. Rafferty and Higgins are deemed to be "interested persons" of the Trust, as defined by the 1940 Act.

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Trustees are reimbursed for any expenses incurred in attending Board meetings. No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended August 31, 2000.

-------------------------------------------------------------------------------------------------------------------
                                                    Pension or                                    Aggregate
                                                 Retirement Benefits       Estimated            Compensation
                            Aggregate            Accrued As Part of          Annual            From the Trust
   Name of Person,        Compensation             the Trust's            Benefits Upon         Paid to the
      Position            From the Trust             Expenses              Retirement             Trustees
      --------            --------------             --------                                     --------
-------------------------------------------------------------------------------------------------------------------

Lawrence C. Rafferty,          $0                      $0                      $0                    $0
Trustee

Jay F. Higgins,              $7,000                    $0                      $0                  $7,000
Trustee

Daniel J. Byrne,             $7,000                    $0                      $0                  $7,000
Trustee

Gerald E. Shanley III,       $7,000                    $0                      $0                  $7,000
Trustee
-------------------------------------------------------------------------------------------------------------------

FIVE PERCENT SHAREHOLDERS
-------------------------

Listed below are shareholders who owned of record or were known by the Funds to own beneficially five percent or more of the outstanding shares of the Funds as of November 30, 2000

U.S./Short Fund
---------------
     US/Short Fund - Investor Class
     ------------------------------

                                   Name                           Percentage
                                   ----                           ----------

     Trust Company of America                                          57.54%
     P.O. Box 6503
     Englewood, CO  80155-6503

     Charles Schwab & Co. Inc.                                         25.56%
     Special Custody Account for the Benefit of Customers
     4500 Cherry Creek Dr.
     Suite 700
     Denver, CO  80246

OTC/Short Fund
--------------

     OTC/Short Fund - Investor Class
     -------------------------------

                                   Name                           Percentage
                                   ----                           ----------

     Trust Company of America                                          47.36%
     P.O. Box 6503
     Englewood, CO  80155-6503

     Charles Schwab & Co. Inc.                                         19.76%
     Special Custody Account for the Benefit of Customers
     4500 Cherry Creek Dr.
     Suite 700
     Denver, CO  80246

     National Investor Services Corp.                                   9.08%
     For the Exclusive Benefit of our Customers
     55 Water Street
     New York, NY  10041-3299

Internet Plus Fund
------------------

     Internet Plus Fund - Investor Class
     -----------------------------------

                                   Name                           Percentage
                                   ----                           ----------

     Charles Schwab & Co. Inc.                                         56.23%
     Special Custody Account for the Benefit of Customers
     4500 Cherry Creek Dr.
     Suite 700
     Denver, CO  80246

     National Investor Services Corp.                                  14.29%
     For the Exclusive Benefit of our Customers
     55 Water Street
     New York, NY  10041-3299

     National Financial Services Corp.                                  6.22%
     For the Exclusive Benefit of our Customers
     1 World Financial Center
     200 Liberty Street
     New York, NY  10281-1003

     INTERNET PLUS FUND - ADVISOR CLASS

     Firstar Bank NA Custodian                                         16.04%
     Edmund Conrow IRA Rollover
     2517 Hariman Lane
     P.O. Box 1125
     Renondo Beach, CA  90278-0125

     Firstar Bank NA Custodian                                         13.70%
     Alexander S. Gamboa IRA Rollover
     4081 Caminito Davila
     San Diego, CA  92122-5108

     Firstar Bank NA Custodian                                         13.26%
     Wayne Gruenewald IRA Rollover
     503 Roselle Avenue
     El Cajon, CA  92021-6320

     Firstar Bank NA Custodian                                         12.74%
     Donald L. Morgan IRA Rollover
     7424 Mission Bell Lane
     La Mesa, CA  91941

     Firstar Bank NA Custodian                                          9.82%
     David Gee IRA Rollover
     6734 Sunny Brae Drive
     San Diego, CA  92119-2313

     Firstar Bank NA Custodian                                         9.38%
     Chin Wun Huang IRA Rollover
     615 Nevada Avenue
     San Mateo, CA  94402-3313

     Firstar Bank NA Custodian                                         5.80%
     Christopher Leung IRA Rollover
     475 Verducci Drive
     Daly City, CA  94015-2843

Internet/short Fund
-------------------

     Internet/short Fund - Investor Class
     ------------------------------------

                                   Name                           Percentage
                                   ----                           ----------

     Turtle & Co.                                                      47.83%
     P.O. Box 9427
     Boston, MA  02209-9427

     Charles Schwab & Co. Inc.                                         31.61%
     Special Custody Account for the Benefit of Customers
     4500 Cherry Creek Dr.
     Suite 700
     Denver, CO  80246

     Donaldson Lufkin & Jenrette Securities Corp.                      14.56%
     P.O. Box 2052
     Jersey City, NJ  07303-2052

Small Cap/short Fund
--------------------

     Small Cap/short Fund - Investor Class
     -------------------------------------

                                   Name                           Percentage
                                   ----                           ----------

     Trust Company of America                                          69.68%
     P.O. Box 6503
     Englewood, CO  80155-6503

     National Investor Services Corp.                                  24.78%
     For the Exclusive Benefit of our Customers
     55 Water Street
     New York, NY  10041-3299


* As a shareholder owning voting securities in excess of 25%, this person may determine the outcome of any matter affecting, and voted on by shareholders of, the above funds.

INVESTMENT ADVISOR
------------------

Rafferty Asset Management, LLC, 1311 Mamaroneck Avenue, White Plains, New York 10605, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

         Plus Funds                    0.75%
         Short Funds                   0.90%


Rafferty has contractually agreed to reimburse the Investor Class Funds for other expenses through August 31, 2003 to the extent that the Investor Class Funds' total annual operating expenses exceed 1.50% for the Investor Class Plus Funds and 1.65% for the Investor Class Short Funds. In addition, Rafferty has contractually agreed to reimburse the Advisor Class Funds for other expenses through August 31, 2003 to the extent that the Advisor Class Funds' total annual operating expenses exceed 2.50% for the Advisor Plus Funds and 2.65% for the Advisor Class Short Funds. In addition, Rafferty has contractually agreed to reimburse the Broker Class Funds for other expenses through August 31, 2003 to the extent that the Broker Class Funds' total annual operating expenses exceed 2.50% for the Broker Plus Funds and 2.65% for the Broker Class Short Funds. If overall expenses fall below these percentage limitations, then the Investor Class Funds, Advisor Class Funds or Broker Class Funds may reimburse Rafferty within the following three fiscal years.

For the period November 7, 1997 to August 31, 1998 and the two fiscal years ended August 31, 2000, the U.S./Short Fund paid Rafferty advisory fees amounting to $14,663, $56,190 and $34,964, respectively. For the same periods, Rafferty waived its fees and/or absorbed expenses in the amounts of $60,726, $16,045 and $25,542, respectively.

For the period October 16, 1997 to August 31, 1998 and the two fiscal years ended August 31, 2000, the OTC/Short Fund paid Rafferty advisory fees amounting to $53,805, $59,599 and $71,297, respectively. For the same periods, Rafferty waived its fees and/or absorbed expenses in the amounts of $123,475, $14,372 and $4,411, respectively.

For the period December 2, 1999 to August 31, 2000, the Internet Plus Fund paid Rafferty advisory fees amounting to $68,191. For the same period, Rafferty waived its fees and/or absorbed expenses in the amount of $1,652.

For the period December 21, 2000 to August 31, 2000, the Internet/Short Fund paid Rafferty advisory fees amounting to $10,385. For the same period, Rafferty waived its fees and/or absorbed expenses in the amount of $3,355.

For the period December 21, 1999 to August 31, 2000, the Small Cap/Short Fund paid Rafferty advisory fees amounting to $45,510. For the same period, Rafferty waived its fees and/or absorbed expenses in the amount of $13,344.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.


FUND ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN
-----------------------------------------------------------------

Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. Firstar Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and Firstar Mutual Fund Services, LLC ("Administrator"), the
Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on each current Fund's average daily net assets of .08% of the first $200 million, .07% of the next $300 million of the average daily net assets, and .05% of the remaining balance, subject to an overriding minimum of $150,000 for the U.S./Short Fund and OTC/Short Fund. For the Internet Plus Fund, Internet/Short Fund, Japan Plus Fund, Japan/Short Fund, Small Cap/Short Fund, and Dow 30/Short Fund, the Administrator receives a fee based on average daily net assets of .08% of the first $200 million, .08% of the next $500 million, and .05% of the remaining balance with no minimum fee.

For the period from November 7, 1997 to August 31, 1998 and the two fiscal years ended August 31, 2000, the U.S./Short Fund paid the Administrator $6,538, $7,255 and $3,940, respectively.

For the period from October 16, 1997 to August 31, 1998 and the two fiscal years ended August 31, 2000, the OTC/Short Fund paid the Administrator $32,578, $7,534 and $8,243, respectively.

For the period from December 2, 1999 to August 31, 2000, the Internet Plus Fund paid the Administrator $9,446.

For the period from December 21, 1999 to August 31, 2000, the Internet/Short Fund paid the Administrator $1,262.

For the period from December 21, 1999 to August 31, 2000, the Small Cap/Short Fund paid the Administrator $5,521.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and Firstar Mutual Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant the following fees:

For the U.S./Short Fund and OTC/Short Fund, the fees are $30,000 for the first $50 million of average daily net assets per Fund, .03% on the next $200 million and .015% on the balance.

For the Internet Plus Fund, Internet/Short Fund, Japan Plus Fund Japan/Short Fund, Dow 30/Short Fund, and Small Cap/Short Fund, the fees are .06% for the first $50 million of average daily net assets per Fund, .03% on the next $200 million and .015% on the balance.

The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, Firstar Bank, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios.

DISTRIBUTOR
-----------

Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue, White Plains, New York 10605, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2000, the Distributor received $69, 605 as compensation from Rafferty for distribution services.

DISTRIBUTION PLANS
------------------

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Investor Class ("Investor Class Plan"), the Advisor Class ("Advisor Class Plan") and the Broker Class ("Broker Class Plan") of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of that Class' shares and the servicing and maintenance of existing Class shareholder accounts. Pursuant to each Plan, a Fund may pay 1.00% of its average daily net assets. However, for the Investor Class Plan, the Board has authorized each Fund to pay distribution and services fees only in an amount equal to the difference between a Fund's total annual operating expenses and the contractual limit on total annual operating expenses of 1.50% for the Plus Funds and 1.65% for the Short Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

The U.S./Short Fund paid $0, $1,550, and $0, respectively, in Investor Class, Advisor Class and Broker Class 12b-1 fees for the fiscal year ending August 31, 2000.

The OTC/Short Fund paid $0, $871, and $0, respectively in Investor Class, Advisor Class and Broker Class 12b-1 fees for the fiscal year ending August 31, 2000.

The Internet Plus Fund paid $0, 9,908 and $0 in Investor Class, Advisor Class and Broker Class 12b-1 fees for the period from December 2, 1999 to August 31, 2000.

The Internet/Short Fund paid $2,026, $0, and $0 in Investor Class, Advisor Class and Broker Class 12b-1 fees for the period from December 21, 1999 to August 31, 2000.

The Small Cap/Short Fund paid $14,773, $0 and $0, respectively, in Investor Class, Advisor Class and Broker Class 12b-1 fees for the period from December 21, 1999 to August 31, 2000.

All of the above fees were paid to the Advisor as compensation.


INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, are the auditors and the independent accountants for the Trust.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which the Adviser has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid  securities,  securities  for  which  reliable  quotations  or  pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.


                            PURCHASES AND REDEMPTIONS

RETIREMENT PLANS
----------------

Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish an Individual Retirement Account ("IRA"). An individual may make limited contributions to an IRA through the purchase of shares of the Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs (established by the Taxpayer Relief Act of 1997) ("Tax Act") are nondeductible, withdrawals from them will not be taxable under certain circumstances. An IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

REDEMPTIONS BY TELEPHONE
------------------------

Shareholders may redeem shares of the Funds by telephone. When acting on verbal instructions believed to be genuine, the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

REDEMPTION IN KIND
------------------

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

RECEIVING PAYMENT
-----------------

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

   A redemption  request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and
o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the

   New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Firstar Mutual Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which the NYSE, the Nasdaq, the CME, or the CBOE, or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the Nasdaq, the CME, the CBOE, as appropriate, is restricted. In addition, the rights of redemption may be suspended or the date of payment postponed for any Fund for a period during which an emergency exists so that disposal of the Fund's investments or the determination of its net asset value is not reasonably practicable or for such periods as the SEC, by order, may permit for protection of a Fund's investors.


                               EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or
(2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days' notice.


                        CONVERSION OF BROKER CLASS SHARES

Broker Class shares of the Funds automatically will convert to Investor Class shares, based on the relative net asset values per share of the two classes, eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. For the purpose of calculating the holding period required for conversion of Broker Class shares, the date of initial issuance shall mean (i) the date on which the Broker Class shares were issued or (ii) for Broker Class shares obtained through an exchange, or a series of exchanges, the date on which the original Broker Class shares were issued. For purposes of conversion to Investor Class shares, Broker Class shares purchased through the reinvestment of dividends and other distributions paid in respect of Broker Class shares will be held in a separate sub-account. Each time any Broker Class shares in the shareholder's regular account (other than those in the sub-account) convert to Investor Class shares, a pro rata portion of the Broker Class shares in the sub-account will also convert to Investor Class shares. The portion will be determined by the ratio that the shareholder's Broker Class shares converting to Investor Class shares bears to the shareholder's total Broker Class shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Investor Class shares and Broker Class shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Broker Class shares would not be converted and would continue to be subject to the higher ongoing expenses of the Broker Class shares beyond eight years from the date of purchase. The Adviser has no reason to believe that this condition for the availability of the conversion feature will not be met.


                             PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION
-----------------------

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the Standard & Poor's Composite Stock Price IndexTM ("S&P 500 Index"), the Dow Jones Industrial Average (SM) ("DJIA"), the Nasdaq 100 Stock Index(TM) ("Nasdaq Index"), the Nasdaq Composite Index(TM) ("Nasdaq Composite"), the Nikkei 225 Stock Average ("Nikkei Index"), the Russell 2000 Index ("Russell 2000"), Dow Jones Composite Internet Index(SM)("Internet Index") and various other domestic, international or global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses. The Nasdaq Composite comparison may be provided to show how the OTC/Short Fund's total returns compare to the record of a broad average of OTC stock prices over the same period. The OTC/Short Fund has the ability to invest in securities not included in the Nasdaq Index or the Nasdaq Composite, and the OTC/Short Fund's investment portfolio may or may not be similar in composition to the Nasdaq Index or the Nasdaq Composite.

In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN COMPUTATIONS
-------------------------

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                                   P(1+T)(n)=ERV

         Where:         P  =   a hypothetical initial payment of $1,000
                        T  =   average annual total return
                        n  =   number of years (either 1, 5 or 10)
                      ERV  =   ending  redeemable  value  of  a  hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Additionally, in calculating the ending redeemable value for the Broker Class shares, the applicable CDSC will be deducted. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Investor Funds, Advisor Funds and Broker Funds are not operational on or before the date of this SAI and, therefore, do not have historical performance.


                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION
-----------------------

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of each Fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Share are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION
-----------------

The Trust has entered into a licensing agreement with Dow Jones & Company, Inc. ("Dow Jones") to permit the use of certain servicemarks in connection with its registration statement and other materials. The licensing agreement between the Trust and Dow Jones is solely for the Trust's benefit and not for the benefit of the owners of the Trust or any other third parties. Dow Jones will not have any liability in connection with the Trust. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
(i) the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Dow Jones Industrial Average(SM), DJIA(SM), and Dow Jones Composite Internet Index(SM) (collectively, the "Dow
Indices") and the data included in the Dow Indices; (ii) the accuracy or completeness of the Dow Indices and their data; and (iii) the merchantability and the fitness for a particular purpose or use of the Dow Indices and their data. In addition, Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Indices or their data and under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. Dow Jones does not recommend that any person invest in the Trust or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Trust; have any responsibility or liability for the administration, management or marketing of the Trust; or consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the Dow Indices.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectus under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

TAXES
-----

REGULATED INVESTMENT COMPANY STATUS. Each Fund is treated as a separate corporation for Federal income tax purposes and will seek to or continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Because of the investment strategies of each Fund, there can be no assurance that any such Fund will qualify as a RIC. If a Fund so qualifies and satisfies the distribution requirement under the Code for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year. If a Fund fails to qualify as a RIC for any taxable year, its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders.

To qualify for treatment as a RIC under the Code, each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to satisfy or continue to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by those Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain that it distributes to its shareholders. If a Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

GENERAL. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by the Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 39.6% for individuals), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund's net capital gain (i.e., the excess of net long-term gain over net short-term capital loss), if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder's sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another portfolio of the Trust generally will have similar consequences.

INCOME FROM FOREIGN SECURITIES. Dividends and interest received by a Fund and gains realized by such Fund, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that, in each instance, are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition thereof, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

DISTRIBUTIONS TO FOREIGN SHAREHOLDERS. Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or, if the United States has an income tax treaty with the foreign country where the foreign shareholder resides, any lower treaty rate). An investor claiming to be a foreign shareholder will be required to provide a Fund with supporting documentation in order for the Fund to apply a reduced withholding rate or exemption from withholding. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply.

DERIVATIVES STRATEGIES. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

Certain options (including options on "broad-based" stock indices) and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (I.E., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of their activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.


                              FINANCIAL STATEMENTS

The Trust's financial statements for the period ended August 31, 2000, which have been derived from the Funds' financial records, are incorporated by reference herein this Statement of Additional Information. The financial statements and financial highlights of the Funds that are supplied with this SAI have been audited by PricewaterhouseCoopers LLP and are included herein in reliance upon their authority as experts in accounting and auditing.